1 March 2018 Investor Presentation

2 Safe Harbor NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward- looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

Investment Overview

- Diverse, Customizable Portfolio of Low Cap-ex Emissions Control Solutions to Enable Clean Efficient Energy
  - **APC**: pace of bookings rising; pursuing global pipeline of ~$150 M
  - **FUEL CHEM®**: revenue level in 2018 to approximate 2017; gross margin should remain stable at 48% – 50%
  - Pursuing New End Market: **Dissolved Gas Technology for Water Treatment**
- Successfully Completed a Series of Multi-Year, Proactive Initiatives to Position the Company for Future Growth
- **2017:** Strong Business Development, Sequential Improvement in Financial Results, Return to Operating Profitability
- **2018 Outlook:** Target Higher Revenue, and Sustainable Profits and Cash Flow Generation; Maintain Strong Balance Sheet

Air Pollution Control



FUEL CHEM ®



Water Treatment



$36 M

New orders announced in 2017

$19 M

Cost savings to be realized in 2018

Q4‘17

Return to operating profitability in Q4 ‘17

$20.7 M

Net Operating Losses (NOLs) to Offset Future Taxable Income

$0

Long-Term Debt

3

4 Delivering Against Corporate Financial Initiatives Revenues $18.2 M SG&A $11.1 M Operating Loss $(7.4) M Adjusted EBITDA Loss $(4.1) M Cash $12.6 M ~50% Increase $10 - $11 M “Significantly narrowed” “Slightly positive” “Stable to slightly higher” Revenues $26.9 M / +48% SG&A $9.8 M Operating Income $313,000 Adjusted EBITDA $568,000 Cash $14.4 M 1H 2017 (A) 2H 2017 Targets 2H 2017 (A)

5 Investment Overview Operating (Loss) Income Q4 2017 was first operating profit since Q3 2014 Focusing on Business Development, Cost Control, and Cash Flow $30.9 $25.6 $8.5 $9.7 $13.5 SG&A ~41% decline (2014 – 2017) Revenue Sequential growth, reflects conversion of new orders $35.4 2014 2015 2016 2017 Rising Revenue + Declining Costs = A Return to Profitability Q1 2017 Q2 2017 Q3 2017 $ in MMs $45.2 $20.9 $(1.8) Q1 2017 (1) Q3 2017 $0.4 Q4 2017 (2) Q2 2017 (1) Q4 2017 $13.4 FY 2017 $(0.1) $(1.1) (1) excludes charges; (2) from continuing operations

6 Improving Financial Position Investment Overview $12.2 2014 2015 2016 20176/30 2017 $14.4 $16.2 3/31 2017 9/30 2017 $12.6 12/31 2017 0$ Cash & Cash Equivalents Long-Term Debt $ in MMs, except per share $0.60 p/s $8.0 $22.5 12/31 2016 $23.4 $21.4 9/30 2017 3/31 2017 12/31 2017 $22.1 6/30 2017 Improving Backlog $1.44 Book Value Per Share $1.35 Tangible Book Value Per Share $0.76 Working Capital Per Share $0.51 Deferred Tax Assets, Fully Reserved Select Financial Metrics at 12/31/17

7 Innovative Technology, Engineering and Design 3-D Visualization Creates Custom Solutions Technologies to enable clean efficient energy TM Cutting Edge Solutions 119 patents pending 93 patents worldwide 28 inventions commercialized » Proprietary Software with Strong IP Protection; Patented Technology – Provides an intuitive interaction between the Models and the Design Engineers » Computational Fluid Dynamics (CFD) Model – Customized for each boiler; 800+ models created » Chemical Kinetics Code – Predicts chemical reactions along a specific particle path » Injection Modeling – Tuned to a variety of Fuel Tech injector solutions » Cold Flow Modeling – Highly accurate physical models that replicate gas flows, injection patterns etc.

Products and Services



ULTRA™ AIG
Static Mixer
GSG™
Stack
Re-Heater
Super Heater
ASCR™ & SCR Services
SNCR NOxOUT® HERT™
TIFI®
OFA
LNB
Wet FGD
Baghouse
Dry FGD
ESP
Steam Turbine
Air Pre-Heater
Modeling Services

Fuel Tech Technologies

- **ASCR®:** Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
- **AIG:** Ammonia Injection Grid
- **GSG™:** Graduated Straightening Grid
- **HERT™:** High Energy Reagent Technology™
- **LNB:** Low NO_x Burners
- **NO_xOUT®:** SNCR system using high momentum injectors
- **OFA:** Over-Fire Air
- **ULTRA®:** Safe Ammonia Generation System
- **SCR:** Selective Catalytic Reduction
- **SNCR:** Selective Non-Catalytic Reduction
- **SCR Services:** Services which include: optimizing process design, catalyst selection, and improving the overall performance of SCR
- **Static Mixer:** Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG
- **TIFI® Targeted In-Furnace Injection™:** Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
- **ESP:** Electrostatic precipitator for PM control
- **Wet FGD:** Scrubber to maximize SO_2 removal using Flue Gas De-Sulfurization (FGD)
- **Dry FGD:** Scrubber to remove SO_2 with less water than Wet FGD

9 Geographies and End Markets SNCR 570+ / 51,300 FUEL CHEM® 110+ / 21,900 ULTRA® 250+ / 27,700 Combustion Modifications 110+ / 16,400 SCR, ASCR, Catalyst Management Services 150+ / 63,200 U.S. China 57% 29% 14% 84% 16% 77% 89% 81% Utility IndustrialROW 68% 32% 67% 33% 87% 13% 74% 26% 68% 32% FTEK Solution Geography End Market Deployments/MW 6% 6% 9% 2% 17% 13%

10 Solutions Installed in 26 Countries on Four Continents Global Footprint USA Belgium Canada Chile China Colombia Czech Republic Denmark Dominican Rep. Ecuador France Germany India Italy Jamaica Mexico Poland Portugal Puerto Rico Romania South Korea Spain Taiwan Turkey United Kingdom Venezuela 35% 65% Revenues by Segment 38% 62% APC FUEL CHEM Revenue by Geography U.S. INT’L >1,000 Installations in 26 Countries 2017 2017

11 Blue Chip Client Base U T I L I T Y I N D U S T R Y G L O B A L

12 Air Pollution Control Segment » Despite challenging environment, pace of 2017 bookings are the highest in three years; trending towards higher revenues in 2018 » Lingering regulatory uncertainty despite “coal-friendly” posture of new administration » Focus on broadening end markets, solutions portfolio » $150 M global sales pipeline ($ in MMs) ($ in MMs) APC Revenues APC Gross Profit $42.0 $34.0 $43.5 2014 2015 2016 2017 2014 2015 2016 2017 $15.4 $12.9 $8.7 37% 30% 25% Overview and U.S. Market Drivers Domestic Market Drivers » Focus on Boiler MACT and maintenance drivers for ESP upgrades » ULTRA and SCRs for industrial applications (gas-fired turbines) and SNCR for units requiring compliance with latest round of CSAPR » SNCR for units requiring compliance with the current requirements under CSAPR and NAAQS » Industrial project activity encouraging – Establishing relationships with multi-national industrial end users » First-ever client in data center power market (December 2017); new application for SCR $27.8 $9.3 34%

13 Air Pollution Control Segment Representative Solutions and Results Before After ULTRA R Systems / Over-fire Air (OFA) NOx- OUT ® SNCR SCR Systems 60-80% 75% 75%25-40 NOx 60-80% NOx NOx 30-50%

Air Pollution Control Segment

International Market Drivers

GROWTH DRIVERS

» Europe

- $5 M of new contracts in 2017 for SCR and ULTRA, and ammonia reagent delivery
- EU Industrial Emissions Directive (effective Jan. 2016)
  - Covers 28 European Union member states
  - Installed Advanced SNCR systems on 7 units to date
  - BREF (Best Available Reference Technology) guidelines were issued in August 2017 with a compliance timeline through 2020; further reduce target NOx emissions from current levels and include regulation of mercury for the first time.
- Leveraging strategic relationships: Spain, Turkey, Poland, Czech Republic



» China

- $7 M of new contracts in 2017, with an improving sales trend
- Still a challenging market; however, industrial market compliance may drive future growth opportunities
- More stringent NO_x reduction standards are likely to:
  - Result in SCR upgrades, which would require enhanced ammonia production and delivery technology (ULTRA); or
  - Require SNCR to increase NO_x reduction



» India

- Licensed SNCR Technology to India's ISGEC Heavy Engineering Ltd. (June '16)
- Focusing on cement industry (SNCR)
- India government will likely adopt a phased-in compliance program
- Demand for urea to ammonia conversion should grow, similar to China
- India government has adopted a phased-in compliance program due to cost constraints, targeting particulate matter first, with SO_2 and NO_x to follow thereafter



14

FUEL TECH
Technologies to enable clean efficient energy

FUEL CHEM® Segment

- Declining revenues due to low-priced natural gas and coal-to-gas conversions; consistent gross margin
- Similar outlook for 2018
- In U.S. market, technology to utilities as a means to:
  - Combat effects of reduced load profiles
  - Support coal blending as a cost reduction strategy
- In Europe, offer technology to:
  - Operators of biomass and MSW units to combat slagging and fouling issues
  - Two demonstrations in progress and performing well
- Globally expand industrial reach into pulp and paper industry
  - Licensed RECOVERY CHEM® technology to Amazon Papyrus, a leading supplier of specialty chemicals to the pulp and paper industry in Asia

FUEL CHEM provides plants with the flexibility to burn lower cost fuels while adhering to strict emissions control mandates

Appalachian	Powder River Basin	Illinois Basin	Biomass

FUEL CHEM® Revenues

($ in MMs)


$37.0
$30.2
$21.1
$17.4
2014
2015
2016
2017

FUEL CHEM® Gross Profit

($ in MMs)


$19.7
$15.7
$10.1
$8.7
53%
52%
48%
50%
2014
2015
2016
2017

15

16 Before TIFI® • Tenacious • Fewer pores • Hard, dense • Amorphous TIFI® Program Treatment Benefits After TIFI® • Lighter • Softer • Easier to crumble WITHOUT TIFI® WITH TIFI® Higher DP and flue gas temperature Unscheduled, high- cost boiler outages in order to remove slag No more outages for slag removal DP controlled Increased production (power) capacity Lower maintenance costs Hard Slag Formation Controlled Benefitting a Biomass Boiler

17 FUEL CHEM® Segment TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO3 6 Hours Later Punta Prieta / La Paz, Mexico Before TIFI program By targeting the problem areas of a furnace instead of targeting the fuel, the performance and cost effectiveness of TIFI® programs are significantly improved. Improve Fuel Flexibility Reduce Slagging and Fouling Heat Rate Improvements CO2 Reduction SO3 Mitigation LPA (Large Particle Ash) Air Heater Pressure Drop ABS (Ammonium Bisulfate) SCR Catalyst Life Extension Before TIFI program TIFI® Targeted In-Furnace Injection™

Evolving Business Model and Strategy

FUEL TECH
Technologies to enable clean efficient energy

NanO2, LLC

- Exclusive license for North America and other territories for the non-medical use of NanO2's micro-nanobubble dissolved gas technology.
- Applicable for the delivery of any treatment gas into a liquid via a carrier stream.
- NanO2 utilizes proprietary nozzle technology to deliver supersaturated oxygen solutions and other gas-water combinations.
- Targeting water and wastewater industries, including remediation, treatment, biological activity and wastewater odor management.
- Initially focus on these markets: Pulp and Paper, Oil and Gas, Utility, Steel and Cement
- Strategic fit to FTEK's existing technology base and established sales channels.

Advantages

Lower Operating Costs

Superior Aeration / Oxygen Transfer

Reduce Contaminants

"We will apply our competencies in chemical treatment, computational fluid dynamics, engineering and equipment design, and project management to add value to the NanO2 solution and optimize its applications."

- Vince Arnone, Chairman & CEO

18

19 Highly Efficient Aeration Process for Wastewater Management Source: NanO2 LLC » A slipstream of water to be treated is passed into and through the Nan02 pressure vessel, where a concentrated gas is introduced. » The gas-liquid solution is then discharged from the pressure vessel into the larger body of water to be treated using proprietary injection technology. » Capable of delivering a solution with dissolved O2 content up to 40x that of conventional aeration » The NanO2 process: – reduces costs – installs quickly – can be adapted to produce a range of bubble sizes – aids in mixing and suspension of solids and dispersion of dissolved gas due to high velocity discharge

20 Operating Performance (in MMs, except per share data) Q4 2017 Q3 2017 Q2 2017 Q1 2017 Full Year 2017 Full Year 2016 Total Revenues $ 13.4 $ 13.5 $9.8 $8.5 $ 45.2 $55.2 Gross Profit $5.6 $5.1 $3.6 $3.7 $18.0 $18.8 Gross Margin % 42.0% 37.3% 37.2% 43.8% 39.9% 34.1% SG&A $4.9 $5.0 $5.8 $5.2 $20.9 $25.6 Net Income (Loss) from Continuing Operations $0.5 $(0.2) $(5.6) $(2.5) $ (7.1) $(14.6) Net Income (Loss) Per Diluted Share from Continuing Ops $ 0.02 $ (0.02) $(0.24) $(0. 11) $ (0.30) $ (0.62) Adjusted EBITDA (Loss) $0.6 $0.009 $(2.2) $(1.9) $(3.5) $(8.2)

21 Adjusted EBITDA Reconciliation To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (GAAP), the Company has provided an Adjusted EBITDA disclosure as a measure of financial performance. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation expense, amortization expense, stock compensation expense, and building impairment. The Company's reference to these non-GAAP measures should be considered in addition to results prepared in accordance with GAAP standards, but are not a substitute for, or superior to, GAAP results. Adjusted EBITDA is provided to enhance investors' overall understanding of the Company's current financial performance and ability to generate cash flow, which we believe is a meaningful measure for our investor and analyst communities. In many cases non-GAAP financial measures are utilized by these individuals to evaluate Company performance and ultimately determine a reasonable valuation for our common stock. A reconciliation of Adjusted EBITDA to the nearest GAAP measure of net income (loss) has been included in the above financial table. RECONCILIATION OF GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA (Unaudited) (in thousands) Three Months Ended December 31, Twelve Months Ended December 31, 2017 2016 2017 2016 Net loss $ (1,206) $ (9,104) $ (10,983) $ (17,388) Interest income (2) (4) (10) (25) Income tax (benefit) expense (36) 1,872 (46) 1,664 Depreciation expense 237 421 1,312 1,780 Amortization expense 30 435 492 1,720 EBITDA (977) (6,380) (9,235) (12,249) Building and intangible assets impairment — 2,074 2,965 2,074 Carbonite intangible assets impairment (discontinued operations) 1,354 — 1,354 — Stock compensation expense 182 471 1,389 1,991 ADJUSTED EBITDA $ 559 $ (3,835) $ (3,527) $ (8,184)

22 Summary Continue to evolve business model to address changing energy environment and global trends Continue global APC business development for traditional end markets Increased focus on supplying SCR and ULTRA solutions for natural gas turbines in the industrial market Manage through challenges at FUEL CHEM via focus on additional market segments and geographies Build out new water and wastewater focused business, via license agreement with Nan02 LLC Continue to invest in and develop promising technologies Trending towards operating profitability and cash generation for 2018 $0 LTD profile

23 Devin Sullivan Senior Vice President (212) 836-9608 dsullivan@equityny.com Vince Arnone Chairman, President and CEO (630) 845-4500 varnone@ftek.com Thank You